As filed with the Securities and Exchange Commission on July 31,
1997.
                                                File No. 33-78036

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

           POST-EFFECTIVE AMENDMENT NO. 6 TO FORM S-6

            FOR REGISTRATION UNDER THE SECURITIES ACT
            OF 1933 OF SECURITIES OF UNIT INVESTMENT
                TRUSTS REGISTERED ON FORM N-8B-2

A. Exact name of trust:  MINT Group 11

B. Name of depositors:
                      J. C. BRADFORD & CO.
                        GLICKENHAUS & CO.
                RAYMOND JAMES & ASSOCIATES, INC.

C. Complete address of depositors' principal executive offices:

       J.C. BRADFORD & CO.                GLICKENHAUS & CO.
       330 Commerce Street                6 East 43rd Street
    Nashville, Tennessee 37201        New York, New York  10017

                RAYMOND JAMES & ASSOCIATES, INC.
                      880 Carillon Parkway
                         P.O. Box 12749
               St. Petersburg, Florida  33733-2749

D. Name and complete address of agents for service:

       J. RONALD SCOTT                   SETH M. GLICKENHAUS
     J.C. BRADFORD & CO.                  GLICKENHAUS & CO.
     331 Commerce Street                  6 East 43rd Street
 Nashville, Tennessee  37201          New York, New York  10017

      RICHARD K. JOHNSON                      Copies to:
RAYMOND JAMES & ASSOCIATES, INC.             ERIC F. FESS
     880 Carillon Parkway                 CHAPMAN AND CUTLER
        P.O. Box 12749                  111 West Monroe Street
St. Petersburg, Florida  33733-2749    Chicago, Illinois  60603

XXXCheck box if it is proposed that this filing will become effective immedia tely upon filing pursuant to paragraph (b) of Rule 485.


                                     A-

                                     MINT
                       MUNICIPAL INSURED NATIONAL TRUST

                           Series 44 - 4,658 Units
                   Balanced Maturity Series 1 - 2,570 Units

NOTE: Part I of this Prospectus may not be distributed unless accompanied by
      Part II.

                     THE MUNICIPAL INSURED NATIONAL TRUST

Prospectus, Part I
Dated:  July 31, 1997

This Prospectus consists of two parts. The first contains a Summary of Essential Financial Information on the reverse hereof as of March 31, 1997 and a summary of additional specific information, including Special Factors Concerning the Portfolios and audited financial statements of The Municipal Insured National Trust Series 44 and Balanced Maturity Trust, Series 1, including the related bond portfolios, as of March 31, 1997. The second part of this Prospectus contains a general summary of the Trusts and special factors concerning the issuers of the Bonds.

In the opinion of counsel, under existing law interest income to the Trusts and, with certain exceptions, to Unit Holders is exempt from all Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to tax. See Part II, under "The Trusts - Tax Status."

The Trusts are unit investment trusts formed for the purposes of obtaining interest income and conserving capital through investment in a fixed and insured portfolio of long-term bonds issued on behalf of the states, counties or municipalities of the United States or authorities or political subdivisions thereof (the "Bonds" or the "Securities"). See Part II under "The Trusts." The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers of the Bonds to meet such obligations thereunder.

Offerings. The initial public offerings of Units in the Trusts have been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders - Redemption-Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering - Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as provided herein. See Part II under "Rights of Unit Holders - Redemption - Computation of Redemption Price per Unit."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Public Offering Price of the Units is based on the aggregate bid price of the Securities, plus principal cash, in each Trust divided by the respective number of Units outstanding, plus a sales charge calculated based upon years to the pricing life date of the underlying portfolio as discussed in "Public Offering - Offering Price" of Part II of the Prospectus. Neither the evaluation of the Bonds or Units, except in situations in which the Bonds are in default in payment of principal and/or interest or in significant risk of such default, include value attributable to the insurance obtained by the Trusts. See Part II under "Rights of Unit Holders - Redemption - Computation of Redemption Price per Unit."

Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a market for the Units at prices based on the aggregate bid price of the Securities in the Trusts plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering - Market for Units." If such a market is not maintained, a Unit Holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trusts, if they were available for direct purchase by investors, would not include the sales charge included in the Public Offering Price of the Units.

Investors should retain both Parts of this Prospectus for future reference.

                THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44
                  SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                              At March 31, 1997


                Sponsors:               J.C. Bradford & Co.
                                        Glickenhaus & Co.
                                        Raymond James & Associates, Inc.

                Agent for Sponsors:     J.C. Bradford & Co.
                Trustee:                The Bank of New York
                Evaluator:              Muller Data Corporation

Face Amount of Securities in Trust:                              $4,670,000
Number of Units:                                                      4,658
Fractional Undivided Interest in Trust Per Unit:                    1/4,658
Total Value of Securities in Portfolio (Based on
  Bid Side Evaluations of Securities), less
  principal cash overdraft:                                      $4,575,055
                                                                 ==========
Sponsor's Repurchase Price Per Unit:                                $982.19
Plus Sales Charge of 4.719% of Public Offering Price:                 48.65
                                                                 __________

Public Offering Price Per Unit:                                   $1,030.84*
                                                                 ==========
Redemption Price Per Unit:                                          $982.19**
Excess of Public Offering Price Over Redemption Price Per Unit:      $48.65
Weighted Average Maturity of Bonds in the Trust:                26.26 years

Evaluation Time:                 2:00 P.M., New York Time, on
                                  the day next following receipt
                                  by the Sponsor of an order for
                                  a Unit sale or purchase or by
                                  the Trustee of a Unit tendered
                                  for redemption.
Evaluator's Fee:                 $.55 per Bond for each valuation.
Annual Insurance Premium:        $1,320
Trustee's Annual Fee:            For each $1,000 principal amount
                                  of Bonds in the Trust, $.91 under
                                  the monthly and $.51 under the
                                  semiannual distribution plan.
Sponsor's Annual Fee:            $.25 per Unit outstanding maximum.
Date of Deposit:                 May 3, 1994
Date of Trust Agreement:         May 3, 1994
Mandatory Termination Date:      December 31, 2043
Minimum Principal Distribution:  $1.00 per Unit
Minimum Value of the Trust under which Trust Agreement may be Terminated:
$1,000,000 or 20% of the par value of Bonds deposited in the Trust, whichever is lower.

[FN]
*Plus accrued interest to April 3, 1997, the expected date of settlement, of $3.68 monthly and $18.08 semiannually.

**Based solely upon the bid side evaluations of the portfolio securities.
Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders - Redemption - Computation of Redemption Price Per Unit."

                THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44
            SUMMARY OF ESSENTIAL FINANCIAL INFORMATION (continued)
                              At March 31, 1997


PER UNIT

                                                   Monthly        Semiannual

Estimated Annual Interest Income:                   $58.83          $58.83
  Less Annual Premium on Portfolio Insurance:          .28             .28
  Less Estimated Annual Expenses                      1.77            1.36
                                                    ______________________

Estimated Net Annual Interest Income                $56.78          $57.19
                                                    ======================

Interest Distribution:                               $4.73          $28.59
Estimated Current Return Based on
  Public Offering Price:                              5.51%           5.55%
Estimated Long-Term Return Based
  on Public Offering Price:                           5.36%           5.40%
Daily Rate of Net Interest Accrual:                   $.15770         $.15884

                                            Monthly             Semiannual

Record Dates:                           10th Day of Month    10th Day of June
                                                             and December

Payment Dates:                          25th Day of Month    25th Day of June
                                                             and December

Portfolio Information

On March 31, 1997, the bid side valuation of 41% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 59% was at a premium over par. See "The Trust - Portfolio - General Considerations" in Part II of this Prospectus and Note (2) to the Portfolio for information concerning call and redemption features of the Bonds.

Special Factors Concerning the Portfolio

The portfolio consists of eight issues of Bonds issued by entities located in six states. The Bonds may be divided by purpose of issue as follows:
Appropriations:   1 (16%);  Health Care, 3 (35%); Higher Education, 1 (6%);
Public Power, 2 (27%); and Water and Sewer, 1 (16%). The Trust is deemed "concentrated" in a particular category or state when the Bonds in that category or the Bonds issued by entities in such state constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. On March 31, 1997, seven issues were rated AAA, and one issue was rated AA- by Standard & Poor's Corporation.* Subsequent to such date, such ratings may have changed. As a result of insurance guaranteeing the payment of principal and interest to the Trust, the Units of the Trust have received an AAA rating by Standard & Poor's Corporation and an Aaa rating by Moody's Investors Service.

[FN]
*For the meaning of the ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                        REPORT OF INDEPENDENT AUDITORS


THE UNIT HOLDERS, SPONSORS AND TRUSTEE
THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44

We have audited the accompanying statement of condition and the portfolio of The Municipal Insured National Trust Series 44 as of March 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended and for the period from May 3, 1994 (date of deposit) to March 31, 1995. These financial statements are the responsibility of the Sponsors. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Sponsors, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Municipal Insured National Trust Series 44 as of March 31, 1997, and the results of its operations and the changes in its net assets for each of the two years in the period then ended and for the period from May 3, 1994 (date of deposit) to March 31, 1995, in conformity with generally accepted accounting principles.




                                                             ERNST & YOUNG LLP
Chicago, Illinois
June 30, 1997

                THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44

                            STATEMENT OF CONDITION

                                March 31, 1997


                                TRUST PROPERTY

Investments in municipal bonds at market
  value (amortized cost $4,398,938)
  (Note (a) and Portfolio Notes (4) and (5))                      $4,587,781
Accrued interest receivable                                           77,479
                                                                  __________
                                                                   4,665,260

                          LIABILITIES AND NET ASSETS

Cash overdraft                                                        64,896
Accrued liabilities                                                      587
                                                                  __________
                                                                      65,483
                                                                  __________

Net assets:
  Balance applicable to 4,658 units of
      fractional undivided interest
      outstanding (Notes (c) and (d)):
    Capital, less unrealized market
      appreciation of $188,343                       $4,587,781
    Undistributed principal and net
      investment income(Note (b))                        11,996
                                                     __________

          Net assets                                              $4,599,777
                                                                  ==========

[FN]

                           See accompanying notes.

                THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44

                           STATEMENTS OF OPERATIONS


                                                               Period from
                                                               May 3, 1994
                                Year ended      Year ended  (date of deposit)
                              March 31, 1997 March 31, 1996 to March 31, 1995

Investment income - interest      $284,887        293,030        261,800
Less expenses:
  Trustee's fees and expenses        4,861          4,957          4,306
  Evaluator's fees                   1,144          1,144            672
  Sponsor's fees                     1,205          1,250          1,139
  Insurance premiums                 1,320          1,320          1,203
  Audit fees                         1,500          1,500              -
                                 _______________________________________
    Total expenses                  10,030         10,171          7,320
                                 _______________________________________
    Investment income - net        274,857        282,859        254,480

Net gain (loss) on investments:
  Realized gain (loss) on
    securities sold or redeemed      6,455          6,360              -
  Increase (decrease) in
    unrealized appreciation/
    depreciation                   (2,196)        200,752        (9,713)
                                 _______________________________________
    Net gain (loss) on
      investments                    4,259        207,112        (9,713)
                                 _______________________________________
Net increase (decrease) in
  net assets resulting from
    operations                    $279,116        489,971        244,767
                                 =======================================

[FN]

                           See accompanying notes.

                THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                               Period from
                                                               May 3, 1994
                                Year ended     Year ended   (date of deposit)
                              March 31, 1997 March 31, 1996 to March 31, 1995

Operations:
  Investment income - net         $274,857        282,859          254,480
  Realized gain (loss) on
    securities sold or
    redeemed                         6,455          6,360                -
  Increase (decrease) in
    unrealized appreciation/
    depreciation                   (2,196)        200,752          (9,713)
                                 _________________________________________
Net increase (decrease) in net
  assets resulting from
  operations                       279,116        489,971          244,767

Less:  Distributions to Unit
    Holders:
  Investment income - net        (275,680)      (282,220)        (228,573)
                                 _________________________________________
    Total distributions          (275,680)      (282,220)        (228,573)

Unit redemptions (264 and
    78 in 1997 and 1996,
    respectively):
  Principal portion              (262,961)       (79,454)                -
  Net interest accrued               (680)          (322)                -
                                 _________________________________________
                                 (263,641)       (79,776)                -
                                 _________________________________________
Net increase (decrease) in
  net assets                     (260,205)        127,975           16,194

Net assets:
  Beginning of period            4,859,982      4,732,007        4,715,813
                                 _________________________________________
  End of period (including
    undistributed principal
    and net investment
    income of $11,996,
    $26,130 and $25,907)        $4,599,777      4,859,982        4,732,007
                                 =========================================

[FN]

                           See accompanying notes.

                THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44

                        NOTES TO FINANCIAL STATEMENTS

                                March 31, 1997


(a)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1)   Investments

      Investments are stated at market value, as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period.

(2)   Income Taxes

      The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(b)   DISTRIBUTIONS

Interest received by the Trust is distributed to the Unit Holders either semiannually on the 25th day of June and December, or if elected by the Unit Holder, on the 25th day of each month, after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in Part II of this Prospectus.

(c)   ORIGINAL COST TO INVESTORS

The original cost to investors represents the aggregate initial public offering price as of the date of deposit (May 3, 1994) exclusive of accrued interest, computed on the basis set forth under "Public Offering - Offering Price" in Part II of this Prospectus.

A reconciliation of the original cost of units to investors to the net amount applicable to investors as of March 31, 1997 follows:

      Original cost to investors                                 $4,958,793
      Less:  Gross underwriting commissions (sales charge)        (242,980)
                                                                 __________
      Net amount invested                                         4,715,813
      Cost of securities sold or redeemed                         (316,875)
      Net unrealized market appreciation                            188,843
                                                                 __________

      Net amount applicable to investors                         $4,587,781
                                                                 ==========

(d)   OTHER INFORMATION

Selected data for a unit of the Trust:

  Net assets as of March 31, 1997, represented by:

                                      Monthly        Semiannual
                                    Distribution    Distribution
                                        Plan            Plan         Total

Value of fractional
  undivided interest                 $4,125,851        461,930      4,587,781
Undistributed principal and net
  investment income                       4,743          7,253         11,996
                                     ________________________________________

Total value                          $4,130,594        469,183      4,599,777
                                     ========================================

Units outstanding                         4,189            469          4,658
                                     ========================================

Value per unit                          $986.06       1,000.39
                                     =========================

                                                               Period from
                                                               May 3, 1994
                              Year ended      Year ended    (date of deposit)
                            March 31, 1997  March 31, 1996  to March 31, 1995

Distributions per Unit:
 Interest:
   Monthly plan                 $56.97          56.56              47.10
   Semiannual plan               57.30          57.04              33.27


                    THE MUNICIPAL INSURED NATIONAL TRUST SERIES 44

                                      PORTFOLIO

                                    March 31, 1997


Port-                                                                                              Optional
folio                               Rating    Face     Coupon    Maturity     Sinking Fund        Refunding          Market
Number   Title of Securities         (1)     Amount     Rate       Date     Redemptions (3)    Redemptions (2)    Value (4)(5)


1.  Indiana Health Facility
    Financing Authority, Hospital
    Revenue, (Community Hospitals
    Projects) (MBIA Insured)         AAA     $455,000   6.850%    07/01/22  07/01/08 @ 100       07/01/02 @ 102       $504,846

2.  Piedmont, South Carolina
    Municipal Power Agency,
    Electric Revenue Refunding
    (MBIA Insured)                   AAA      750,000   6.300     01/01/22  01/01/15 @ 100       01/01/03 @ 102        775,642

3.  Power Authority of the State
    of New York, General Purpose
    Series AA (MBIA Insured)         AAA      500,000   6.250     01/01/23  01/01/13 @ 100       01/01/02 @ 102        513,700

4.  Board of Governors of State
    Colleges and Universities,
    Chicago State University
    Auxiliary Facilities System
    Revenue, Series 1994
    (Illinois) (MBIA Insured)        AAA      290,000   6.100     12/01/17  12/01/13 @ 100       12/01/04 @ 102        294,515

5.  Washington State Health Care
    Facilities Authority, Revenue,
    Series 1993 (Empire Health
    Services, Spokane)
    (MBIA Insured)                   AAA      630,000   5.625     11/01/19  11/01/14 @ 100       11/01/03 @ 102        604,712

6.  Rhode Island Convention Center
    Authority, Refunding Revenue,
    1993 Series C (MBIA Insured)     AAA      760,000   5.000     05/15/23  05/15/09 @ 100       05/15/04 @ 102        665,752

7.  Illinois Health Facilities
    Authority, Revenue,
    Series 1993 (The Children's
    Memorial Hospital)
    (MBIA Insured)                   AAA      535,000   5.000     08/15/22  08/15/14  @ 100      08/15/03 @ 102        463,824

8.  Municipality of Metropolitan
    Seattle, Washington, Sewer
    Refunding, Revenue, Series V     AA-      750,000   6.200     01/01/32  01/01/17 @ 100       01/01/02 @ 102        764,790
                                           __________                                                               __________

                                           $4,670,000                                                               $4,587,781
                                           ==========                                                               ==========

[FN]
                               See notes to portfolio.

                              NOTES TO PORTFOLIO


(1) All ratings are by Standard & Poor's Corporation, unless otherwise indicated. A brief description of applicable Security ratings is given under "Description of Bond Ratings" in Part II of this Prospectus.

(2) There is shown under this heading the date on which each issue of Securities is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. Securities listed as noncallable, as well as Securities listed as callable, may also be redeemable at par under certain circumstances from special redemption payments.

(3) There is shown under this heading the date on which an issue of Securities is subject to scheduled sinking fund redemption and the redemption price for that date.

(4) The market value of the Securities as of March 31, 1997 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

(5) At March 31, 1997, the net unrealized market appreciation of all Securities was comprised of the following:

      Gross unrealized market appreciation                          $188,843
      Gross unrealized market depreciation                                 -
                                                                    ________

      Net unrealized market depreciation                            $188,843
                                                                    ========

      The amortized cost of the Securities for Federal income tax purposes was $4,398,938 at March 31, 1997.

                    MINT BALANCED MATURITY TRUST SERIES 1
                  SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                              At March 31, 1997


                Sponsors:               J.C. Bradford & Co.
                                        Glickenhaus & Co.
                                        Raymond James & Associates, Inc.

                Agent for Sponsors:     J.C. Bradford & Co.
                Trustee:                The Bank of New York
                Evaluator:              Muller Data Corporation

Face Amount of Securities in Trust:                              $2,570,000
Number of Units:                                                      2,570
Fractional Undivided Interest in Trust Per Unit:                    1/2,570
Total Value of Securities in Portfolio (Based on
  Bid Side Evaluations of Securities),
  less principal cash overdraft:                                 $2,549,662
                                                                 ==========
Sponsor's Repurchase Price Per Unit:                                $992.09
Plus Sales Charge of 4.416% of Public Offering Price:                 45.83
                                                                 __________

Public Offering Price Per Unit:                                   $1,037.92*
                                                                 ==========
Redemption Price Per Unit:                                          $992.09**
Excess of Public Offering Price Over Redemption Price Per Unit:      $45.83
Weighted Average Maturity of Bonds in the Trust:                10.59 years

Evaluation Time:                 2:00 P.M., New York Time, on
                                  the day next following receipt
                                  by the Sponsor of an order for
                                  a Unit sale or purchase or by
                                  the Trustee of a Unit tendered
                                  for redemption.
Evaluator's Fee:                 $.55 per Bond for each valuation.
Annual Insurance Premium:        $1,305
Trustee's Annual Fee:            For each $1,000 principal amount
                                  of Bonds in the Trust, $.91 under
                                  the monthly and $.51 under the
                                  semiannual distribution plan.
Sponsor's Annual Fee:            $.25 per Unit outstanding maximum.
Date of Deposit:                 May 3, 1994
Date of Trust Agreement:         May 3, 1994
Mandatory Termination Date:      December 31, 2043
Minimum Principal Distribution:  $1.00 per Unit
Minimum Value of the Trust under which Trust Agreement may be Terminated:
$1,000,000 or 20% of the par value of Bonds deposited in the Trust, whichever is lower.

[FN]
*Plus accrued interest to April 3, 1997, the expected date of settlement, of $3.41 monthly and $16.90 semiannually.

**Based solely upon the bid side evaluations of the portfolio securities.
Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders - Redemption - Computation of Redemption Price Per Unit."

                    MINT BALANCED MATURITY TRUST SERIES 1
            SUMMARY OF ESSENTIAL FINANCIAL INFORMATION (continued)
                              At March 31, 1997


PER UNIT

                                                   Monthly        Semiannual

Estimated Annual Interest Income:                   $55.68          $55.68
  Less Annual Premium on Portfolio Insurance:          .51             .51
  Less Estimated Annual Expenses                      1.98            1.58
                                                    ______________________

Estimated Net Annual Interest Income                $53.19          $53.59
                                                    ======================

Interest Distribution:                               $4.53          $26.79
Estimated Current Return Based on
  Public Offering Price:                              5.12%           5.16%
Estimated Long-Term Return Based
  on Public Offering Price:                           4.71%           4.75%
Daily Rate of Net Interest Accrual:                   $.14773         $.14884

                                            Monthly             Semiannual

Record Dates:                           10th Day of Month    10th Day of June
                                                             and December

Payment Dates:                          25th Day of Month    25th Day of June
                                                             and December

Portfolio Information

On March 31, 1997, the bid side valuation of 25% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 75% was at a premium over par. See "The Trust - Portfolio - General Considerations" in Part II of this Prospectus and Note (2) to the Portfolio for information concerning call and redemption features of the Bonds.

Special Factors Concerning the Portfolio

The portfolio consists of four issues of Bonds issued by entities located in three states and the District of Columbia. The Bonds may be divided by purpose of issue as follows: General Obligations, 1 (25%); Public Power, 2 (51%); and Water and Sewer, 1 (24%). The Trust is deemed "concentrated" in a particular category or state when the Bonds in that category or the Bonds issued by entities in such state constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. On March 31, 1997, four issues were rated AAA by Standard & Poor's Corporation.* Subsequent to such date, such ratings may have changed. As a result of insurance guaranteeing the payment of principal and interest to the Trust, the Units of the Trust have received an AAA rating by Standard & Poor's Corporation and an Aaa rating by Moody's Investors Service.

[FN]
*For the meaning of the ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                        REPORT OF INDEPENDENT AUDITORS


THE UNIT HOLDERS, SPONSORS AND TRUSTEE
MINT BALANCED MATURITY TRUST SERIES 1

We have audited the accompanying statement of condition and the portfolio of MINT Balanced Maturity Trust Series 1 as of March 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended and for the period from May 3, 1994 (date of deposit) to March 31, 1995. These financial statements are the responsibility of the Sponsors. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Sponsors, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MINT Balanced Maturity Trust Series 1 as of March 31, 1997, and the results of its operations and the changes in its net assets for each of the two years in the period then ended and for the period from May 3, 1994 (date of deposit) to March 31, 1995, in conformity with generally accepted accounting principles.




                                                             ERNST & YOUNG LLP
Chicago, Illinois
June 30, 1997

                    MINT BALANCED MATURITY TRUST SERIES 1

                            STATEMENT OF CONDITION

                                March 31, 1997


                                TRUST PROPERTY

Investments in municipal bonds at market
  value (amortized cost $2,483,223)
  (Note (a) and Portfolio Notes (4) and (5))                      $2,557,391
Accrued interest receivable                                           44,039
                                                                  __________
                                                                   2,601,430

                          LIABILITIES AND NET ASSETS

Cash overdraft                                                        37,503
Accrued liabilities                                                      483
                                                                  __________
                                                                      37,986
                                                                  __________

Net assets:
  Balance applicable to 2,570 units of
      fractional undivided interest
      outstanding (Notes (c) and (d))
    Capital, less unrealized market
      appreciation of $74,168                        $2,557,391
    Undistributed net investment
      income (Note (b))                                   6,053
                                                     __________

          Net assets                                              $2,563,444
                                                                  ==========

[FN]

                           See accompanying notes.

                    MINT BALANCED MATURITY TRUST SERIES 1

                           STATEMENTS OF OPERATIONS


                                                               Period from
                                                               May 3, 1994
                                Year ended     Year ended   (date of deposit)
                              March 31, 1997 March 31, 1996 to March 31, 1995

Investment income - interest      $147,904        167,625        149,466
Less expenses:
  Trustee's fees and expenses        2,832          3,120          2,453
  Evaluator's fees                     546            546            110
  Sponsor's fees                       653            750            683
  Insurance premiums                 1,331          1,500          1,367
  Audit fees                         1,500          1,500              -
                                 _______________________________________
    Total expenses                   6,862          7,416          4,613
                                 _______________________________________
  Investment income - net          141,042        160,209        144,853

Net gain (loss) on investments:
  Realized gain (loss) on
    securities sold or redeemed    (4,407)              -              -
  Increase (decrease) in
    unrealized appreciation/
    depreciation                  (27,720)        119,003       (17,115)
                                 _______________________________________
    Net gain (loss) on
      investments                 (32,127)        119,003       (17,115)
                                 _______________________________________
Net increase (decrease) in net
  assets resulting from
  operations                      $108,915        279,212        127,738
                                 =======================================

[FN]

                           See accompanying notes.

                    MINT BALANCED MATURITY TRUST SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                               Period from
                                                               May 3, 1994
                                Year ended     Year ended   (date of deposit)
                              March 31, 1997 March 31, 1996 to March 31, 1995

Operations:
  Investment income - net         $141,042        160,209        144,853
  Realized gain (loss) on
    securities sold or
    redeemed                       (4,407)              -              -
  Increase (decrease) in
    unrealized appreciation/
    depreciation                  (27,720)        119,003       (17,115)
                                 _________________________________________
Net increase (decrease) in net
  assets resulting from
  operations                       108,915        279,212        127,738

Less:  Distributions to Unit
    Holders:
  Investment income - net        (141,119)      (166,046)      (123,528)
                                 _________________________________________
    Total distributions          (141,119)      (166,046)      (123,528)

Unit redemptions (374 and
    56 in 1997 and 1996,
    respectively):
  Principal portion              (369,973)       (56,003)              -
  Net interest accrued             (1,502)          (125)              -
                                 _________________________________________
                                 (371,475)       (56,128)              -
                                 _________________________________________
Net increase (decrease) in
  net assets                     (403,679)         57,038          4,210

Net assets:
  Beginning of period            2,967,123      2,910,085      2,905,875
                                 _________________________________________

  End of period (including
    undistributed principal
    and net investment income
    (deficit) of $6,053,
    $(40,640) and $21,325)      $2,563,444      2,967,123      2,910,085
                                 =========================================

[FN]

s

                    MINT BALANCED MATURITY TRUST SERIES 1

                        NOTES TO FINANCIAL STATEMENTS

                                March 31, 1997


(a)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1)   Investments

      Investments are stated at market value, as determined by the Evaluator based on the bid side evaluations on the last day of trading during the period.

(2)   Income Taxes

      The Trust is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(b)   DISTRIBUTIONS

Interest received by the Trust is distributed to the Unit Holders either semiannually on the 25th day of June and December, or if elected by the Unit Holder, on the 25th day of each month, after deducting applicable expenses. Receipts other than interest are distributed as explained in "Rights of Unit Holders - Distribution of Interest and Principal" in Part II of this Prospectus.

(c)   ORIGINAL COST TO INVESTORS

The original cost to investors represents the aggregate initial public offering price as of the date of deposit (May 3, 1994) exclusive of accrued interest, computed on the basis set forth under "Public Offering - Offering Price" in Part II of this Prospectus.

A reconciliation of the original cost of units to investors to the net amount applicable to investors as of March 31, 1997 follows:

      Original cost to investors                                 $3,023,803
      Less:  Gross underwriting commissions (sales charge)        (117,928)
                                                                 __________
      Net amount invested                                         2,905,875
      Cost of securities sold or redeemed                         (422,652)
      Net unrealized market appreciation                             74,168
                                                                 __________

      Net amount applicable to investors                         $2,557,391
                                                                 ==========

(d)   OTHER INFORMATION

Selected data for a unit of the Trust:

  Net assets as of March 31, 1997, represented by:

                                      Monthly        Semiannual
                                    Distribution    Distribution
                                        Plan            Plan         Total

Value of fractional
  undivided interest                 $2,272,794        284,597      2,557,391
Undistributed principal and
  net investment income                   1,965          4,088          6,053
                                     ________________________________________

Total value                          $2,274,759        288,685      2,563,444
                                     ========================================

Units outstanding                         2,284            286          2,570
                                     ========================================

Value per unit                          $995.95       1,009.39
                                     =========================

                                                               Period from
                                                               May 3, 1994
                              Year ended      Year ended    (date of deposit)
                            March 31, 1997  March 31, 1996  to March 31, 1995

Distributions per Unit:
 Interest:
   Monthly plan                 $53.59          53.28              44.40
   Semiannual plan               54.00          53.78              31.37


                        MINT BALANCED MATURITY TRUST SERIES 1

                                      PORTFOLIO

                                    March 31, 1997


Port-                                                                                              Optional
folio                               Rating    Face     Coupon    Maturity     Sinking Fund        Refunding          Market
Number   Title of Securities         (1)     Amount     Rate       Date     Redemptions (3)    Redemptions (2)    Value (4)(5)


1.  Wyoming Valley (Pennsylvania)
    Sanitary Authority, Sewer
    Revenue (BIG Insured)
    (Refunded) (6)                   AAA     $610,000   6.750%  11/15/2010  None                11/15/99 @ 102        $655,060

2.  Washington State Public Power
    Supply System, Nuclear
    Project #3 Refunding Revenue,
    Series 1993B (FGIC Insured)      AAA      650,000   5.100   07/01/04    None                None                   652,677

3.  District of Columbia, General
    Obligation Refunding,
    Series 1993B-3 (MBIA Insured)    AAA      655,000   5.500   06/01/08    None                None                   660,384

4.  South Carolina Public Service
    Authority, Revenue, 1993
    Refunding Series C
    (FGIC Insured)                   AAA      655,000   5.000   01/01/18    01/01/15 @ 100      01/01/03 @ 102         589,270
                                           __________                                                               __________

                                           $2,570,000                                                               $2,557,391
                                           ==========                                                               ==========

[FN]
                               See notes to portfolio.

                              NOTES TO PORTFOLIO


(1) All ratings are by Standard & Poor's Corporation, unless otherwise indicated. A brief description of applicable Security ratings is given under "Description of Bond Ratings" in Part II of this Prospectus.

(2) There is shown under this heading the date on which each issue of Securities is redeemable by the operation of optional call provisions and the redemption price for that date; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter but not below par. Securities listed as noncallable, as well as Securities listed as callable, may also be redeemable at par under certain circumstances from special redemption payments.

(3) There is shown under this heading the date on which an issue of Securities is subject to scheduled sinking fund redemption and the redemption price for that date.

(4) The market value of the Securities as of March 31, 1997 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date.

(5) At March 31, 1997, the net unrealized market appreciation of all Securities was comprised of the following:

      Gross unrealized market appreciation                           $93,950
      Gross unrealized market depreciation                          (19,782)
                                                                    ________

      Net unrealized market depreciation                             $74,168
                                                                    ========

      The amortized cost of the Securities for Federal income tax purposes was $2,483,223 at March 31, 1997.

(6) The issuer of Portfolio Number 1 has indicated that it will refund this security on its optional redemption date. The bonds are secured by, and payable from, escrowed U.S. Government securities.


                 THE MUNICIPAL INSURED NATIONAL TRUSTS

PROSPECTUS                      NOTE: PART II OF THIS PROSPECTUS
Part Two                           MAY NOT BE DISTRIBUTED UNLESS
Dated July 31, 1997                         ACCOMPANIED BY PART I

                               THE TRUSTS

The Municipal Insured National Trusts and the various state trusts are series of similar but separate unit investment trusts designated as The Municipal Insured National Trust (the "M.I.N.T. Series"), M.I.N.T. Long-Intermediate Trust (the "Long-Intermediate Series"), MINT Balanced Maturity Trust (the Balanced Maturity Series), and Tennessee Trust (the "State Series"). Each individual series of the M.I.N.T. Series, Long-Intermediate Series, Balanced Maturity Series and the State Series, hereinafter referred to as a "Trust," was created under the laws of the State of New York by a Trust Indenture and Agreement (the "Agreement"), dated the Date of Deposit as set forth in the "Summary of Essential Financial Information" in Part I of the Prospectus relating to each Trust, among J. C. Bradford & Co., Glickenhaus & Co. and Raymond James & Associates, Inc. as sponsors (the "Sponsors"), The Bank of New York, as Trustee (the "Trustee"), and Muller Data Corporation, as evaluator (the "Evaluator"). On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee delivery statements relating to contracts for the purchase of obligations (the "Bonds" or "Securities") which Bonds comprise the portfolio of each such Trust.

Portfolios. The objective of the Trusts is to obtain Federal tax-exempt interest income and, in the case of State Trusts, where applicable, state tax-exempt interest income through an investment in a fixed and insured portfolio of municipal bonds, issued by or on behalf of states, counties, territories, possessions or municipalities of the United States or authorities or political subdivisions thereof. The primary purpose of the Discount Series is to secure automatic compounding of accrued income that deep discount bonds provide. The Long-Intermediate Series contain Bonds which mature within 8 to 12 years from the Date of Deposit (or Bonds which are subject to mandatory redemption by or mandatory put to the issuers of such Bonds within such approximate 8 to 12 year period). No assurance can be given that the Trusts' objectives will be achieved because they are each subject to the continuing ability of the insurer for each Trust(1) and of the respective issuers of the Bonds in each Trust to meet their obligations. In addition, an investment in such portfolio can be affected by fluctuations in interest rates. Insurance guaranteeing the payment of all principal (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on each of the Bonds in a Trust as such payment shall become due but shall not be paid has been obtained by each Trust from the insurer. Certain Bonds in a Trust may also be insured by insurance obtained by the issuers of such Bonds or by other parties ("Pre-insured Bonds"). Insurance obtained by a Trust is effective only while the bonds thus insured are held in such Trust; however, any insurance previously obtained by the issuer or any other party, for which a single premium has been paid, is effective so long as the Pre-insured Bonds are outstanding. No representation is made as to any insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by a Trust unless Bonds are in default in payment of principal or interest, or in the Sponsors' opinion, in significant risk of such default. See "Public Offering-Offering Price." On the other hand, the value, if any, of insurance obtained by the issuer of the Bonds or other parties for which a single premium has been paid is reflected and included in the market value of such Bonds.

(1.) Municipal Bond Investors Assurance Corporation is the insurer for all series of the Trust. See "The Trusts-Insurance on the Bonds."

Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-callable policy for the payment of interest and principal on the Bonds is issued by the insurer for that Trust. A single premium is paid by the issuer or other parties for insurance on Pre-insured Bonds, and a monthly premium is paid by a Trust for the insurance it obtains from the insurer for such Trust on the Bonds in such Trust that are not pre-insured by Municipal Bond Investors Assurance Corporation. No premium will be paid by a Trust on Bonds pre-insured by Municipal Bond Investors Assurance Corporation. Pursuant to an irrevocable commitment of the insurer for each Trust, upon the sale of a Bond from such Trust, the Trustee has the right to obtain permanent insurance with respect to such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in a Trust upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. See "The Trusts-Insurance on the Bonds."

In view of the Trusts' objectives, the following factors, among others, were considered in selecting the Bonds: (1) all of the Bonds are obligations issued by or on behalf of states, counties, territories, possessions or municipalities of the United States, or authorities or political subdivisions thereof, so that the interest on them will be excludable from gross income for Federal income tax purposes under existing law, (2) the Bonds are diversified as to purpose of issue, (3) in the opinion of the Sponsors, the Bonds were fairly valued at the Date of Deposit relative to other bonds of comparable quality and maturity,
(4) insurance is available for the payment of principal and interest on the Bonds, (5) in the case of the Long-Intermediate Series, an average weighted portfolio maturity of 10 to 15 years from the Date of Deposit of a Trust and, as to the Bonds therein, a fixed maturity date within approximately 8 to 12 years from the Date of Deposit (or, with respect to Bonds subject to mandatory redemption by or mandatory put to the issuers of such Bonds, a mandatory redemption date or mandatory put date within approximately 8 to 12 years from the Date of Deposit). Subsequent to the Date of Deposit of a Trust, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors-Responsibility." An investment in Units of a Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the values of fixed-rate bonds generally. The
Sponsors cannot predict future economic policies or their consequences; nor, therefore, can they predict the course or extent of such fluctuations in the future.

Considerations

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Except as described in footnotes to "Summary of Essential Financial Information," in Part I of the Prospectus, interest accrues to the benefit of Unit holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

An expected economic effect of investing in the Discount Series is that the investor who purchases Units at the Public Offering Price and holds such Units until maturity or redemption of the underlying Bonds will receive the offering yield on his investment as well as on all earned discount attributed to those Bonds for the date of purchase through the life of the Discount Series. The offering yield reflects current market conditions relating to interest rates on comparable debt offerings. The assumed or implicit automatic reinvestment of the portion of the yield represented by earned discount of market discount and/or zero coupon bonds differentiates the Discount Series from trusts comprised solely of customary securities on which periodic interest is paid at market rates existing at the time of issue. Accordingly, an investor in the Units of the Discount Series, unlike an investor in a trust comprised solely of customary securities, lessens his risk of being unable to invest distributions at a rate as high as the yield on the Discount Series, but may forego the ability to reinvest fully at higher rates in the future. See "The Trusts-Estimated Current and Long Term Return to Unit Holders."

Factors Affecting the Issuers of Bonds

If during the term of a Trust any agency or municipality experiences financial difficulties, or if there should be a financial crisis relating to a state, county, territory, possession or municipality of the United States, or authorities or political subdivisions thereof, the market price and marketability of outstanding Bonds in such Trust, and therefore the value of Units of such Trust could be adversely affected. If a Trust is required to sell Bonds of issuers experiencing such financial difficulties in order to meet redemption obligations, such Bonds may have to be sold at a discount from the initial purchase price by such Trust. See "Rights of Unit Holders-Redemption-Tender of Units" and "Sponsors-Responsibility."

The Sponsors believe the information summarized below describes some of the more significant considerations relating to the Bonds in the Trusts. The sources of such information include official statements of the issuers as well as other publicly available documents. The Sponsors have not independently verified any of the information contained in such official statements and other publicly available documents and are not aware of any facts which would render such information inaccurate. Certain circumstances may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Trust or may adversely affect the ratings of such Bonds. Standard & Poor's ("Standard & Poor's") has assigned a rating of AAA to the Units of each Trust. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect a Trust's receipt of principal and interest, or the ratings of the Bonds or the Units in a Trust. An investment in Units of a Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below.

General Obligation Bonds

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real estate property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

Many state or local governmental entities enter into lease purchase obligations as a means of financing the acquisition of capital projects (e.g., buildings or equipment among other things). Such obligations are often made subject to annual appropriations. Certain Bonds in a Trust may be Bonds that are, in whole or in part, subject to and dependent upon (i) the governmental entity making appropriations from time to time or (ii) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation generally is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments generally exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments generally is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, bond owners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

Moral Obligation Bonds. Certain of the Bonds in a Trust may be secured by pledged revenues and additionally by the so-called "moral obligation" of the state or local governmental body. Should the pledged revenues prove insufficient, provisions for the payment of such Bonds is not a legal obligation of the state or local government, and is subject to its willingness to appropriate funds therefor.

Revenue Bonds

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from non-completion of the project or upon receipt of FHA or certain other insurance proceeds. Certain housing bonds used in the Trusts may also be secured by GNMA certificates or be guaranteed by the U. S. Government. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses or mortgage insurance companies providing various policies, fluctuations in the valuation of invested funds and in the strengths of banks and other entities which may provide investment agreements and smaller than expected mortgage portfolios due to partial non-origination.

Single family housing bonds and multifamily housing bonds must meet certain requirements in order to maintain their exemption from Federal income taxation after the date of their issuance. The Internal Revenue Code of 1986, as amended (the "Code"), provides, in general, that interest on "mortgage revenue bonds" (generally those obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences) issued after December 31, 1980 is not exempt from Federal income taxation unless the bonds are part of a "qualified mortgage issue" wherein certain requirements are and will continue to be met with respect to the terms, amount and purpose of the bonds, the use of the funds generated by the issue, the nature of the residences and the mortgages, and the eligibility of the borrower executing the mortgage. In addition, interest on obligations issued to finance residential rental property will be exempt from Federal income taxes when the proceeds are used to finance multifamily rental property and a specified percentage of the units are occupied by individuals of "low or moderate income." For such Bonds in a Trust, the issuer of the Bonds has covenanted to comply with the applicable ongoing requirements and bond counsel to such issuers has issued an opinion that the interest on the Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on such Bonds to become taxable, possibly retroactive from the date of issuance. The Code provides relief from noncompliance in certain circumstances if the issuer corrects any noncompliance occurring after the issuance of the bonds within a reasonable period after such noncompliance is first discovered or would have been discovered by the exercise of reasonable diligence; however, the failure to meet certain other requirements cannot be cured under the Code. If the interest on any single family housing bonds or multifamily housing bonds in a Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds and, since they would be sold as taxable securities, it is expected that such Bonds would have to be sold at a substantial discount from current market price.

Public Power Revenue Bonds

General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of the Bonds may own or operate nuclear generating facilities. Federal, state and municipal governmental authorities may from time to time review and revise existing, and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts of pay of bond debt service.

Healthcare Revenue Bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination of restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

A number of additional legislative proposals concerning healthcare have been introduced in Congress or have been reported to be under consideration by the Clinton Administration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. The Sponsors are unable to predict the effect of any of these proposals, if enacted, on any of the Securities.

Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increase maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation, including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income for the specific pollution control facility and/or the financial condition of the project corporation. See also "Industrial Development Bonds."

Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees, and licenses and therefore may be subject to fluctuations in such assistance.

Industrial Development Bonds ("IDBs"). IDBs are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private corporation, partnership or individual (i.e., a "beneficiary") for the purpose of financing construction or improvement of a facility to be used by the beneficiary. The issuer of an IDB is not obligated to pay the principal of or premium, if any, or interest on the Bonds or other costs incident thereto, except from the revenues assigned and pledged by the beneficiary therefor. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from a beneficiary which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware of the risks that such an investment may entail. Continued ability of a beneficiary to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the beneficiary, capital structure, demand for products or services, competition, general economic conditions, government regulation and the beneficiary's dependence for revenues on the operation of the particular facility being financed. In addition, interest on IDBs is excludable from gross income for Federal income tax purposes provided the issuer and beneficiary continue to meet certain Code requirements. If the interest on these debt obligations should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them and, since they would be sold as taxable securities, it is expected that they would have to sold at a substantial discount from current market prices. Debt of private beneficiaries may be subject to deterioration in creditworthiness or redemption in events of mergers, acquisitions, reorganizations or as a result of adverse court decisions. Such bonds may also be subject to mandatory redemption upon the determination that the project has become uneconomical or in the event that the bonds are rendered taxable.

Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

Other Revenue Bonds. The Trusts may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

Certain of the Bonds in the Trusts are secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds

Certain of the Bonds in the Trusts may be general obligations and/or revenue bonds of issuers in Puerto Rico which will be affected by general economic conditions in Puerto Rico. Unemployment, although at the lowest level since the late 1970's, is high by United States standards, The average hourly manufacturing wage rate in Puerto Rico is approximately 55% of the United States mainland rate. The United States minimum wage laws apply to Puerto Rico. The Puerto Rican economy, closely integrated with that of the United States, is dominated by the manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products and electrical products) and service sectors. The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example,
Section 936 of the Code provides a credit against Federal income earned within Puerto Rico by United States companies operating on the island which qualified under the rules of Section 936.

To qualify under section 936 in any given taxable year, a corporation must derive for the three year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico, and (ii) 75% or more of its gross income must be from the active conduct of a trade or business in Puerto Rico. Personal income in Puerto Rico includes transfer payments under various Federal social programs, two-thirds of which represents entitlements to individuals for services performed on contributions made under such programs as Social Security. Total Federal payments to Puerto Rico, including transfer payments, are lower per capita in Puerto Rico than in any state.

Refunded Bonds

Certain of the Bonds in the Trusts may be bonds which have been refunded and are secured by an escrow of securities issued, or guaranteed as to principal and interest, by the United States in accordance with the bond resolution or indenture. Bonds which have been refunded are generally no longer entitled to their original security, including any pledge of revenues or mortgage or security interest in the facility financed. The escrow for the refunded Bonds is structured in order to provide for the timely payment of principal, any applicable redemption premium, and interest on the refunded Bonds when due.

Original Issue Discount and Zero Coupon Bonds

Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as ordinary income. See "Tax Status." The current value of original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original discount accreted to redemption plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Trustee may sell them and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market price.

Investors should be aware that many of the Bonds in the Trusts are subject to continuing requirements such as the actual use of Bond proceeds or manner of operation of the project financed from Bond proceeds that may affect the exemption of interest on such bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in the Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unit holders to unanticipated tax liabilities.

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trusts will retain for any length of time their present size and composition. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds in a Trust may be subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Such a provision is designed to redeem a significant portion of an issue gradually over the life of the issue; obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that such obligations were deposited in a Trust at a price higher than their par value, such redemption at par would result in a loss of capital to a purchaser of Units. The estimated current return of the Units of a Trust might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in such Trust. Certain of the Bonds in a Trust may be subject to sinking fund or call provisions early in the life of such Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Certain of the Bonds in Trusts of the Long-Intermediate Series are subject to mandatory redemption by or mandatory put to the issuers of such Bonds within approximately 8 to 12 years from the Date of Deposit. In the case of an obligation subject to mandatory redemption the obligation is satisfied and no longer extant upon such redemption. In the case of an obligation subject to mandatory put, however, the current holder of the obligation is required to sell the obligation back to its issuer but that obligation is not satisfied, remains extant and can be resold by the issuer. The portfolio in Part I of the Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds.

To the best knowledge of the Sponsors, there is no litigation pending as of the date of Part I of the Prospectus relating to each trust in respect of any Bonds in such Trust which might reasonably be expected to have a material adverse effect upon such Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in the Trusts. Such litigation, as for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of any such litigation can never be predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is excludable from gross income for Federal income tax purposes. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Bonds.

The Units

Each Unit of a Trust represents the fractional undivided interest in such Trust set forth in Part I of the Prospectus relating to such Trust under "Summary of Essential Financial Information" as of the date of such "Summary of Essential Financial Information." Thereafter, if any Units of a Trust are redeemed by the Trustee, the fractional undivided interest in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by each such Unit will remain essentially the same. Units of a Trust will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for such Trust. See "Rights of Unit Holders-Redemption."

Estimated Current and Long-Term Return to Unit Holders

Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. For each Trust, the Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of each Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in the "Special Trust Information" in
Part I for each Trust will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust; (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of a Trust; and (3) takes into effect the tax-adjusted yield from potential capital gains at the Date of Deposit. Since the market values and estimated retirements of the bonds and the expenses of each Trust will change, there is no assurance that the Estimated Long-Term Return indicated in the "Special Trust Information" in Part I for the Trusts will be realized in the future. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will differ from the initial quoted yield. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Current Return calculations include only Net Annual Interest Income per Unit and Public Offering Price. Neither rate reflects the true return to Unit holders which is lower because neither includes the effect of the delay in the first payment to Unit holders. The Estimated Long-Term Return is based on the estimated per Unit cash flow. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The Sponsors will provide cash flow information relating to each Trust without charge to each potential investor in the Trust who receives this Prospectus and makes an oral or written request to the Sponsors for such information.

Insurance on the Bonds

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Trust has been obtained from Municipal Bond Investors Assurance Corporation (the "Corporation") by such Trusts. The Corporation has issued a separate policy of insurance to each trust (the "Corporation Policy"), including Bonds which may previously have been insured. The insurance obtained by each Trust from the Corporation is only effective as to Bonds owned by and held in such Trust and, consequently, does not cover Bonds for which the contract for purchase fails. The Corporation Policy shall continue in force only with respect to Bonds held in and owned by a Trust, and the Corporation shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Trust. In determining to insure the Bonds, the Corporation has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, the Corporation will unconditionally guarantee to each Trust the payment when due, required of the issuer of the Bonds held in such Trust of an amount equal to the principal of and interest on such Bonds as such payments shall become due but are not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than in mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made to the related Trust in such amounts and at such times as would have been had there not been such acceleration by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption). The Corporation will be responsible for such payments less any amounts received by a Trust from any Trustee for the Bond issuers or from any other source. The Corporation Policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent from the Bonds. However, with respect to small issue industrial development Bonds and pollution control revenue Bonds covered by the Corporation Policy obtained by a Trust, the Corporation guarantees the full and complete payments required to be made to such Trust by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the Corporation Policy would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities. The Corporation Policy is non-cancellable and will continue in force so long as the related Trust is in existence and the Bonds described in the Corporation Policy continue to be held in and owned by such Trust. Failure to pay premiums on the Corporation Policy obtained by a Trust will not result in the cancellation of insurance but will force the Corporation to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from related Trust.

The Corporation Policy obtained by a Trust shall terminate as to any Bonds which have been redeemed from or sold by the Trustee or such Trust on the date of such redemption or on the settlement date of such sale, and the Corporation shall not have any liability under such policy as to any such Bonds thereafter. If the date of such redemption or the settlement date of such sale occurs between a record and a date of payment of any such bond, the Corporation Policy will terminate as to such Bonds on the business day next succeeding such date of payment. The termination of the Corporation Policy as to any Bond shall not affect the Corporation's obligations regarding any other Bond in such Trust or any other Trust which has obtained a Corporation Policy. The Corporation Policy obtained by a Trust will terminate as to all Bonds therein on the date on which the last of such Bonds mature, are redeemed or are sold by such Trust. Pursuant to an irrevocable commitment of the Corporation, the Trustee upon the sale of a Bond in a Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bonds. Accordingly, any Bond in a Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Trust upon instruction from the Sponsors only if upon such exercise such Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond were sold on an uninsured basis. The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit for such and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance Premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (i) the market value of a Bond which is in default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and
(ii) the market value of such Defaulted Bond not covered by Permanent Insurance. See "Public Offering-Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted Bonds.

Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.

Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Trust from the Corporation as long as the Bond is held in such Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

In the event that interest on or principal of a Bond held in a Trust is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Corporation will make payments to its fiscal agent, Citibank, N.A., New York, New York, (the "Fiscal Agent"), equal to such unpaid amounts or principal and interest not later than one business day after the Corporation has been notified by the Trustee for such Trust that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of such Trust's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Corporation. Upon payment by the Corporation of any principal or interest payments with respect to any Bonds, the Corporation shall succeed to the rights of the owner of such Bonds with respect to such payment.

The Corporation is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against the Corporation. The Corporation is a limited liability corporation rather than a several liability association. The Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Corporation has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

As of December 31, 1996 the Insurer had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1997, the Insurer had admitted assets of $4.5 billion (unaudited), total liabilities of $3.0 billion (unaudited), and total capital and surplus of $1.5 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Corporation's financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504.

No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

Standard & Poor's has assigned to the Units in each Trust a rating of AAA and has assigned to the Bonds in each Trust a rating of AAA, as insured, and Moody's has assigned a rating of "Aaa" to the Bonds in each Trust, as insured, only while such Bonds are held in such Trust. Also for each Trust for which a Corporation Policy has been obtained these ratings reflect Standard & Poor's and Moody's current assessment of the creditworthiness of the Corporation and its ability to pay claims on its policies of insurance.

The contract of insurance relating to each Trust, certain agreements relating to the Permanent Insurance and the negotiations in respect thereof represent the only significant relationship between the Corporation and each Trust. Otherwise, neither the corporation nor any associate thereof has any material business relationship, direct or indirect with each Trust or the sponsors, except that Sponsors may from time to time in the future, in the normal course of their business, participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Corporation. Although all issues contained in the respective Trusts are individually insured, neither the respective Trusts nor the Units are insured directly by the Corporation.

A purpose of the insurance obtained by each Trust on the underlying
Bonds is to obtain a higher yield on such underlying Bonds than would be available if all such Bonds had Standard & Poor's AAA rating and/or Moody's Aaa rating but were uninsured and yet, at the same time, to have the protection of insurance of payment of interest and principal of such Bonds. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in a Trust (all of which are rated AAA by Standard & Poor's and/or Moody's) may or may not have a higher yield than uninsured bonds rated AAA by Standard & Poor's and/or Aaa by Moody's.

Because the Bonds in each Trust are insured by the Corporation as to the payment of principal and interest, Standard & Poor's has assigned its AAA investment rating to the Units and to the Bonds while in the Trusts, and Moody's has assigned a rating of Aaa to all of the Bonds in the Trusts, as insured. The obtaining of these ratings by the Trusts should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trusts or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which a Trust's expenses or sales or portfolio assets for less than such Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

                               TAX STATUS

Interest income on the Bonds contained in each Trust's portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludable from Federal gross income under the Internal Revenue Code of 1986, as amended (the "Code"). See "The Trusts-Portfolios."

Gain (or loss) realized on sale, maturity, or redemption of the Bonds or on sale or redemption of a Unit is, however, includible in gross income as capital gain (or loss) for Federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long or short-term depending on the holding period of the Units. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. It should be noted that under recently proposed legislation that would subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Unit holder that would otherwise be treated as capital gain may be recharacterized as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for the Bonds or the price a Unit holder pays for his Units. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro rata, Unit holders taxable income for any year may exceed their actual cash distributions in that year.

On the Date of Deposit corresponding to each Trust, Chapman and Cutler, Counsel for the Sponsors, rendered an opinion substantially to the effect that:

(A) Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986, as amended (the "Code") will retain its status when distributed to Unit holders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below;

(B) Each Unit holder is considered to be the owner of a pro rata portion of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when the Trust disposes of a Bond, or when the Unit holder redeems or sells his Units. Unit holders must reduce the tax basis of their Units for their share of accrued interest received by the Trust, if any, on Bonds delivered after the Unit holders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unit holder's settlement date to the date such Bonds are delivered to the respective

Trust and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder. The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share from such disposition with the Unit holder's basis for his or her fractional interest in the asset disposed of. In the case of a Unit holder who purchases Units, such basis (before adjustment for earned original discount and amortization of Bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost;

(C) Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issued discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Unit holder acquires his Units, and the price the Unit holder pays for his Units. Unit holders should consult their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unit holder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Unit holder when principal payments are received on the Bond, upon sale or at redemption (including early redemption) or upon the sale or redemption of his Units, unless a Unit holder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unit holders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund tax for taxable years beginning after December 31, 1986, depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively. Under the provisions of
Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the

Bonds in the Trust. Unit holders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsors has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. On December 7, 1995, the U.S. Treasury Department released proposed legislation that, if enacted, would generally extend the financial institution rules to all corporations, effective for obligations acquired after the date of announcement. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in a Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes he or she may be a "substantial user" or "related person" as so defined should contact his or her tax adviser.

At the time of closing Kroll & Tract, special counsel to the Trust for New York tax matters, rendered an opinion substantially to the effect that the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders under the then existing income tax laws of the State and City of New York.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other taxes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor, Chapman and Cutler nor Kroll & Tract made any special review for any Trust of the proceedings relating to the issuance of the Bonds or of the basis of such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code provides that 50% of the Social Security benefits are includible in gross income to the extent the "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of

Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences. On December 7, 1995 the U.S. Treasury Department released proposed legislation that, if adopted, could affect the United States Federal income taxation of non-United States Unit holders and the portion of the Trust's income allocable to non-United States Unit holders. Similar language, which would be effective on the date of enactment, was included in the Health Insurance Reform Bill as passed by the U.S. Senate on April 23, 1996.

Tennessee Tax Status. The assets of the Tennessee Trusts will consist of bonds issued by the State of Tennessee (the "State"), or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

Under Tennessee law, a unit investment trust taxable as a grantor trust for Federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to Tennessee Bonds. An exemption is also produced under Tennessee law for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unit holders for Tennessee Income Tax purposes.

Further, because Tennessee law only provides an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemptions of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unit holder when the Unit holder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unit holder, would be exempt from the Hall Income Tax under State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding and is subject to change, even on a retroactive basis.

The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of the Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard.

In the opinion of Chapman and Cutler, Special Counsel to the Trust for Tennessee tax matters, under existing law as of the date of this
Prospectus:

For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by
Section 67-4-806 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Trust will not be subject to such taxes.

For Hall Income Tax purposes, a proportionate share of such distributions from the Trust to Unit holders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds), will be exempt from the Hall Income Tax when distributed to such Unit holders. Based on the Commissioner's letter, distributions from the Trust to Unit holders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds), will be exempt from the Hall Income Tax when distributed to such Unit holders. A proportionate share of distributions from the Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unit holders.

For Tennessee State Corporate Income Tax purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludible from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Trust) attributable to Unit holders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Trust) attributable to the Unit holders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding and is subject to change, even on a retroactive basis.

Each Unit holder will realize taxable gain or loss for Tennessee State Corporate Income Tax purposes when the Unit holder redeems or sells his Units at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unit holder's share of interest, if any, accruing on Bonds during the interval between the Unit holder's settlement date and the date such Bonds are delivered to the Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unit holders realizing taxable gain when the Units are sold or redeemed for an amount equal to less than their original cost.

For purposes of the Tennessee Property Tax, the Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unit holders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unit holders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Trust (including Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unit holders may be subject to the Hall Income Tax.

The Bonds and the Units held by the Unit holder will not be subject to Tennessee sales and use taxes.

We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unit holder.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

                         CERTAIN CONSIDERATIONS

The Tennessee Trusts

The following brief summary regarding the economy of Tennessee is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Tennessee obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Constitutional Considerations. The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending for operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding nor is borrowing of any type for operating purposes contemplated.

The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

The State and its Economy. Tennessee has a diverse agricultural sector. Both corn and nursery operations have ranked fourth and fifth (often switching places) in terms of cash receipts for Tennessee farmers since 1990. Other important crops include wheat, floriculture, hay and vegetables. Moreover, cattle operations generate more income in the aggregate than any other single commodity in Tennessee. In all, production agriculture generates more than $2 billion in annual cash receipts for Tennessee farmers. Farm profit in recent years, however, has fluctuated sharply from a $799 million peak in net cash income for 1992's record production year to $614.7 million in 1995. Net cash income for 1996 was expected to be substantially higher than 1995 due to the second consecutive year of high prices for many crops.

The 1997 year is the first full year under the 1996 farm bill, which radically changed the character of federal income support for agriculture. Overall, Tennessee will benefit from the bill, especially in the next few years when federal payments are substantially higher than what farmers would have received under the old policy regime. Yet, production shifting (i.e., cotton to corn and wheat) is expected to cost the State $29.1 million in total income and output, as well as a loss of an estimated 231 jobs. These changes may result in significant economic impacts for the regions and industries in which they are centralized.

Tennessee has experienced a slowdown in the economy during the last several years. The most prominent is the loss of over 14,000 jobs in the State's nondurable goods manufacturing sector between the third quarter of 1995 and the third quarter of 1996. According to the University of Tennessee's Center for Business and Economic Research, job growth between the third period of 1995 and 1996, at 2.3%, fell a full percentage point below the growth registered in the prior three years. Also, State sales tax collections grew only 5.9% in 1995-96 and are growing at a similar rate in 1997 versus 9.7% in 1994-95. Despite these trouble spots, the State's unemployment rate in 1995 and 1996 was 5.2% and 4.9%, respectively, compared to the national unemployment rates of 5.6% and 5.4%, respectively. Also, there is strong job growth outside of the manufacturing sector and significant population growth of 7.8% between 1990 and 1995 versus 5.6% for the U.S.

Overall, employment growth has slipped by a full percentage point, with few sectors avoiding the slowdown. Only the government and construction sectors show stronger growth than in earlier years. At the end of 1996, non-agricultural employment is expected to grow 2.5% and nominal personal income is expected to have increased 4.6%. Thus, Tennessee will have outperformed the U.S. job growth rate of 2.0% but trail in personal growth of 5.4%.

The short-term economic outlook calls for stable and moderate economic growth for Tennessee through 1998, similar to projections for the national economy. Nonagricultural employment is expected to grow 2.0% in 1997 and 2.1% in 1998, considerably lower than the 3.4% average gain registered between 1993 and 1996. Job growth is expected to be somewhat slower for the national economy, climbing 1.7% in 1997 and 1.4% in 1998.

Tennessee's construction sector is expected to lead all sectors in job growth, predicted at over 4% in the next two years. The trade sector will grow 3.2% in 1997 and 3.0% in 1998. The services sector, the largest employment sector of the State economy (accounting for one of four nonagricultural jobs in 1996) will expand at a 3.4% pace in 1997 and will grow 3.2% in 1998. Job growth in finance, insurance and real estate will be in the 2.0-2.3% range, while employment in transportation, communication and public utilities will be 1.0% in 1997 and 1998.

The State's manufacturing sector, contributing one out of every five State jobs, will fall 0.1% in 1997 and rebound 0.5% in 1998. Unfortunately, nondurable goods employment is expected to decrease over the next few years, with job losses totaling 3,300 in 1997 and 1,500 in 1998. The textile, apparel and leather sectors have borne most of the recent job losses. The job losses in 1995-96 came as a surprise and further unanticipated losses may arise in the future. The State's durable goods manufacturing sector, however, is forecast to increase 1.0% in 1997 and 1.4% in 1998.

Tennessee's unemployment rate is predicted at 5.1% in both 1997 and 1998. The U.S. unemployment rate is projected to be 5.5% in 1997, rising to 5.8% in 1998.

The State economy has enjoyed strong growth in personal income in the last several years. In particular, total personal income growth and per capita personal income growth between 1993 and 1995 have surpassed growth for the U.S. economy. However, the margin narrowed in 1995 as U.S. economic growth accelerated and Tennessee's strong growth slowed.

Tennessee led all of the southeastern states in per capita personal income growth between 1985 and 1993 and surpassed U.S. growth by a full percentage point. From 1994-95, Tennessee's per capita personal income increased 5.3% to $21,038, which was slightly higher than the Southeast's average of $20,970. In 1995-96, Tennessee's per capita personal income increased 3.16% to $21,705. In both 1995 and 1996, Tennessee's per capita personal income was 91% of the national average.

Growth in nominal Tennessee personal income is projected at 5.5% and 5.4% in 1997 and 1998, respectively. This is much slower than the 7% rate in both 1994 and 1995, but an improvement over the 4.5% rate in 1996. Nominal per capita personal income is forecast to be up 4.2% and 4.1% in 1997 and 1998, respectively, comparing well to the 3.5% and 3.8% growth rates projected for the national economy.

Wage and salary income will advance 5.6% in 1997 and 5.3% in 1998. Roughly comparable growth will be recorded by other labor income.
Proprietor's income is expected to increase 5.7% and 7.1% in the following two years, while rent, interest and dividend income will grow 5.5% and 4.8% in 1997 and 1998, respectively.

Sales tax revenue grew nearly 14% in 1992-93. This figure sharply declined for fiscal year 1995-96 when the growth rate was only 5.9%. Taxable sales are forecast to increase 4.5% in 1997 and 4.6% in 1998.

The actual State budget for fiscal year 1995-96 was $13.331 billion and the estimated State budget for 1996-97 is $14.529 billion. Actual General Fund revenue for fiscal year 1995-96 was $11,343.9 million. Actual General Fund appropriations were $5,311.5 million. Estimated revenue for the General Fund for fiscal year 1996-97 is $12,061.0 million, an increase of $717.1 million or 6.3%. Estimated appropriations in the General Fund for 1996-97 are $5,735 million, an increase of $423.5 million or 8%.

Total State revenue for fiscal year 1996-97 is estimated at $6,887.5 million, an increase of 4.7% from 1995-96. Of this amount, approximately 91.8% or $6,323.1 million is scheduled to be obtained from taxes, each of which will generate a certain percentage of the total revenues as follows: sales and use (56.2%); franchise and excise (12.7%); gasoline and gasoline inspection (8.8%); gross receipts and privilege (4.2%); motor vehicle (3%); income and inheritance (2.5%); motor fuel (1.9%); tobacco, beer, and alcoholic beverages (1.9%) and all other taxes (.6%). Of the total State revenue, approximately 41.5% or $2,854.7 is estimated from the General Fund.

The recommended State budget for fiscal year 1997-98 is $14.420 billion which is $109.6 million less than 1996-97. Recommended General Fund revenues for fiscal year 1997-98 are $12,329.2 million and appropriations are $5,993.3 million. The revenue increase from the prior fiscal year is $268.2 million or 2.2% and the increase in appropriations is $258.4 million, or 4.5%.

Total State revenue for fiscal year 1997-98 is estimated at $7,156 million. Approximately 92% or $6,588.8 million of this amount is projected to be from taxes. The top three State tax revenue producers are expected to be sales and use tax at 56.7% or $4,057.1 million of total State revenue, franchise and excise tax at 12.8% or $913.2 million, and gasoline/gasoline inspection tax at 8.6% or $615.7 million. Approximately 41.5% or $2,966.4 million of the total State revenue is expected to be in the General Fund.

For Fiscal Year 1997-98, State revenues are scheduled to be allocated in the following percentages: education (45%); health and social services (23.5%); transportation, business and economic development (10.4%); law, safety and correction (9.2%); general governmental (2.6%); and resources and regulation (2.5%).

Bond Ratings. Tennessee's general obligation bonds are rated Aaa by Moody's, AA+ by Standard & Poor's and AAA by Fitch Investors Service. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Portfolio of a Tennessee Trust may not be adversely affected by changes in economic or political conditions.

The State sold general obligation bonds in the amount of $113.2 million in fiscal year 1995-96. This issue increased Tennessee's total general obligation bond debt at June 30, 1996 to $767,971,000. Approximately 99.9% of this debt was issued to provide funding for institutional and building construction with the remaining 0.1% for highways. Total authorized but unissued bonds for fiscal year 1996-97 is $1,413,755,000. The 1997-98 proposed fiscal year budget recommends the authorization of an additional $75 million in highway bonds, and $60.8 million in institutional and building bonds to finance capital projects.

Legal Proceedings. Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme Court also reversed a similar case in which the lower court found the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging Tennessee's corporate tax and impacting revenue.

The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in a Tennessee Trust are subject. Many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the issuers. Since certain Bonds in the Tennessee Trusts (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Bonds in a Tennessee Trust to pay the debt service requirements on the Bonds. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any Tennessee general obligation bonds in a Tennessee Trust. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by a Tennessee Trust to pay interest on or principal of the Bonds.

The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations and each Unit holder is advised to consult his own tax advisor as to the status of his Units under state and local tax laws.

Expenses and Charges

Fees

The Trustee's, Sponsors' and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of the Prospectus. The Sponsors' fee, which is earned for portfolio supervisory services, is based on the number of Units outstanding at December 1 of each year. The Sponsors' fee, which will not to exceed the maximum amount set forth under "Summary of Essential Financial Information" in
Part I of the Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Trust, but at no time will the total amount the Sponsors receive for portfolio supervisory services rendered to all Trusts in any calendar year exceed the aggregate cost to them of supplying such services in such year.

The Trustee will receive for its ordinary recurring services to each Trust an annual fee in the amount set forth under "Summary of Essential Financial Information" in Part I of the Prospectus for such Trust. Such fees may be adjusted as set forth below. There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the funds of each Trust, see "Rights of Unit Holders-Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under each Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders." The Evaluator will receive an amount as set forth under the "Summary of Essential Financial Information" in Part I of the Prospectus relating to each Trust for each daily evaluation of the Bonds in such Trust. See "Evaluator-Responsibility." The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account of each Trust to the extent funds are available and then from the Principal Account thereof. These fees may be increased without approval of the Unit holders of the related Trust by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent." If the balances in the Principal and Interest Accounts of a Trust are insufficient to provide for amounts payable by such Trust, or amounts payable to the Trustee which are secured by prior lien on such Trust, the Trustee is permitted to sell Bonds from such Trust to pay such amounts.

Insurance Premiums

The insurance premium for the insurance obtained by each Trust, which is an obligation of each separate Trust, is payable monthly by the Trustee on behalf of each Trust. As Bonds in the portfolio of a Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium payable by such Trust will be reduced in respect of those Bonds no longer owned by and held in such Trust. A Trust does not incur any expense for insurance which has been obtained by an issuer of a Pre-insured Bond or another party, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by such Trust. No premium will be paid by a Trust on Bonds that are pre-insured by either the Association or the Corporation. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from a Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond.

Other Charges

The following additional charges are or may be incurred by a Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement for such Trust, including the expenses and costs of any action undertaken by the Trustee to protect such Trust and the rights and interest of the Unit holders thereof; fees of the Trustee for any extraordinary services performed under the Trust Agreement for such Trust; indemnification of the Trustee for any loss or liability not attributable to gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of such Trust; annual auditing fees as provided in the Trust Agreement for such Trust; and all taxes and other governmental charges imposed upon the Bonds or any part of such Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the applicable Trust. In addition, if the balances in the Interest and Principal Accounts of the applicable Series are insufficient to provide for amounts payable by such Trust, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

                             PUBLIC OFFERING

Offering Price

The Public Offering Price of Units of a Trust for secondary market purchases will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the years to the pricing life date of each bond in the underlying portfolio.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trust based upon the years to the pricing life date of such bonds, in accordance with the following schedule:

                                       Percentage          Percentage
                                       of Public           of Public
Years to Pricing Life Date             Offering Price      Invested
__________________________             ______________      __________
 0.000 to   1.000                      1.0%                1.010%
 1.001 to   2.000                      2.0%                2.041%
 2.001 to   4.000                      3.0%                3.093%
 4.001 to   8.000                      4.0%                4.167%
 8.001 to 12.000                       5.0%                5.263%
12.001 to 15.000                       5.5%                5.820%
15.001 or more                         5.7%                6.045%

However, the minimum sales charge on units will be 2% of the Public Offering Price. There will be no reduction of the sales charges for volume purchases. A dealer will receive from the co-Sponsors a dealer concession of 70% of the sales charge, subject to change from time to time. A proportionate share of accrued and undistributed interest on the Bonds at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

Each Sponsor has agreed to reduce the Public Offering Price of Units for employees and officers (including their immediate families and trustees, custodians or fiduciaries for the benefit of such person) in the accounts listed below. J. C. Bradford & Co. offers Units to employees and officers in both the primary and secondary market at a price equal to the Public Offering Price less 50% of the Sponsor's commission. Glickenhaus & Co. offers Units to employees and officers in the secondary market at the secondary market bid price plus $5.00. Raymond James & Associates, Inc. offers Units to employees and officers in both the primary and secondary market at a price equal to the Public Offering Price per Unit less $32.00 per Unit plus a $100.00 fee per transaction. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units of the Trusts; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

For information relating to the calculation of the Redemption Price, which is based upon the aggregate bid price of the underlying Bonds, see "Rights of Unit Holders-Certificates" and "Rights of Unit Holders-Redemption." Unless Bonds are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units of a Trust due to the insurance obtained by such Trust.

The Evaluator will consider in its evaluation of Defaulted Bonds, which are covered by insurance obtained by a Trust, the value of the insurance guaranteeing the principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent

Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the insurer for that Trust to meet its commitments under that Trust's insurance policy, including the commitment to issue Permanent Insurance. The Evaluator intends to use a similar valuation method with respect to Bonds insured under a policy issued to a Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Unit holders of the affected Trust to redeem their Units may occur, see "Rights of Unit Holders-Redemption."

If the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds in a Trust, it is the present intention of the Trustee, so long as such Trust contains either some bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason, but rather to retain them in the related Trust portfolio because value attributable to the insurance obtained by the issuer of Pre-insured Bonds, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be quantified. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the related Trust, as long as the Bond is held in such Trust.

Market for Units

Although they are not obligated to do so, the Sponsors intend to maintain a market for the Units of each Trust and continuously offer to purchase such Units at prices based upon the aggregate bid price of the Bonds in such Trust (the "Sponsors' Repurchase Price"). The Sponsors Repurchase Price of a Unit shall be not less than the Redemption Price of such Unit plus accrued interest through the expected Settlement Date. See "Rights of Unit Holders-Redemption-Computation of Redemption Price per Unit." There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest. If the supply of Units of a Trust exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Trust. The Sponsors do not guarantee the enforceability, marketability, or price of any Bond in a Trust portfolio or of the related Units. In the event that a market is not maintained for the Units of a Trust, a Unit holder of such Trust desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the applicable Redemption Price, which is based upon the aggregate bid price of the underlying Bonds. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders-Redemption" and "Sponsors."

Distribution of Units

It is the Sponsors' intention to effect a public distribution of the Units solely through their own organizations. However, Units may be sold to dealers who are members of the National Association of Securities Dealers, Inc. at prices which represent a concession of 70% of the sales charge (see "Public Offering-Offering Price"), per Unit of the Public Offering Price, subject in each case to change from time to time by the Agent for the Sponsors. In maintaining a market for the Units (see "Public Offering-Market for Units") the Sponsors will also realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering Price which includes the sales charge set forth in Part I under "Summary of Essential Financial Information") or redeem such Units (based on the aggregate bid side valuation of the Bonds).

                         RIGHTS OF UNIT HOLDERS

Certificates

Ownership of Units of a Trust is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer. Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account of a Trust if the balance therein is less than $1.00 per unit then outstanding and that if at any time the pro rata share represented by the Units of cash in the Principal Account of such Trust exceeds $10.00 per Unit as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually) received by a Trust will be distributed on each Distribution Date to Unit holders of record of such Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions to Unit holders of a Trust will be net of applicable expenses and funds required for the redemption of Units thereof. See "Summary of Essential Information" in Part I of the Prospectus, "The Trusts-Expenses and Charges" and "Rights of Unit Holders-Redemption."

The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of underlying Bonds which represents accrued interest (including insurance proceeds representing accrued interest). Other receipts of a Trust will be credited to the related Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account of a Trust represented by each Unit on such Trust will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part I of the Prospectus relating to such Trust. Proceeds received from the disposition of any of the Bonds in a Trust subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account of such Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Bonds is not received by a Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of such Trust as of the Record Date. Persons who purchase Units between a Record Date and the next succeeding Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account of a Trust if the balance therein is less than an amount sufficient to distribute $1.00 per unit. The difference between the estimated net interest accrued to a Record date and the estimated net interest accrued to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Bonds in the Trusts. Record dates for monthly distributions will be the tenth day of the month and record dates for semi-annual distributions will be the tenth day of June and December. See "Summary of Essential Financial Information" in Part I of the Prospectus relating to such Trust.

Unit holders will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by June 10 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on June 11 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders-Redemption-Tender of Units." The Trustee will, as of the twenty-fifth day of each month, deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of such Trust, amounts necessary to pay the expenses of such Trust as of the tenth day of such month. See "The Trusts-Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of related Units by the Trustee. See "Rights of Unit Holders-Redemption Funds" which are available for future distributions, payments of expenses and redemptions of a particular Trust, are in accounts which are non-interest bearing to the Unit holders of such Trust and are available for use by the Trustee pursuant to normal banking procedures.

Because interest on Bonds in a Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to such Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account of such Trust to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in an Interest Account and available for distribution may be more or less than the monthly interest distributions made therefrom. In order to eliminate fluctuations in monthly interest distributions resulting from such variances during the first year of a Trust, the Trustee is required by the Trust Agreement to advance such amounts to such Trust as may be necessary to provide monthly interest distributions to the Unit holders of such Trust of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of the affected Trust on the next ensuing monthly Record Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of each Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). In addition, because of the varying interest payment dates of the Bonds comprising each Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders thereof. Therefore, there will always remain an item of accrued interest that is added to the value of the Units of a Trust. If a Unit holder sells all or a portion of his Units he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Bonds. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the holder redeems or sells such Unit or until the related Trust is terminated.

Reinvestment Option

The Sponsors have entered into an arrangement with First Investors Insured Tax Exempt Fund, Inc. ("First Investors") which permits Unit holders of the Trusts to elect to have each distribution of interest income, capital gains or principal on his Units automatically reinvested in shares of First Investors at the price (plus sales charge) described below. First Investors, whose investment adviser is First Investors Management Company (the "Adviser"), is an open-end, diversified management investment company with the objective of providing, through investment in a professionally managed, insured portfolio of municipal bonds, a high level of current tax-exempt income. First Investors has investment objectives which differ in certain respects from those of the Trusts. First Investors is permitted to own tax-exempt bonds rated less than A by Moody's or Standard & Poor's and bonds not rated by Moody's or Standard & Poor's, if, in the judgment of the Adviser, such bonds are suitable for achieving First Investors' investment objectives and if, in the judgment of the independent insurance company (AMBAC Indemnity) which issues insurance covering the securities in the portfolio of First Investors, such bonds are acceptable for issuance of municipal bond insurance. As a result of such insurance the fund has received a rating of AAA by Standard & Poor's. First Investors may also own (not to exceed 10% of the portfolio on average) short-term, fixed-income investments, the interest income from which may be subject to Federal income tax, as described in the Prospectus relating to First Investors. Each person who purchases Units of a Trust may request from First Investors a prospectus describing First Investors and a form by which such person may elect to become a participant in the reinvestment plan. Texas residents may request from First Investors that broker-dealers registered in Texas send such materials. Thereafter, as directed by such person, each distribution of interest income, capital gains or principal on the participant's Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of First Investors at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, plus a sales charge of 1 1/2% of the offering price of such shares. The sales charge will be paid to the Adviser and First Investors Corporation, as principal underwriters of First Investors, which will reallow 1.0% to underwriters and dealers. The balance will be invested in First Investors. Confirmation of all transactions undertaken for each participant in the reinvestment plan will be mailed to such participant by First Investors indicating distributions and shares (or fractions thereof) of First Investors purchased on his behalf. A participant may at any time prior to five days preceding the next succeeding Distribution Date, by so notifying the Trustee in writing, elect to terminate his participation in the reinvestment plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, First Investors and the Adviser each will have the right to terminate this investment plan. Reinvestment of distributions through the reinvestment plan will not affect the income tax status of the distributions. For more information on the reinvestment plan please write Administrative Data Management, 10 Woodbridge Center Drive, Woodbridge, New Jersey 07095-1198, Attn: Client Relations. The reinvestment option currently is unavailable to Massachusetts residents.

Reports and Records

The Trustee will furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record of a Trust, a statement providing the following information: (1) as to the Interest Account of such Trust: interest received (including amounts representing interest received upon any disposition of Bonds and any earned original issue discount), and, deductions for payment of applicable taxes and for fees and expenses of such Trust (including insurance costs), redemptions of Units of such Trust and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit of such Trust outstanding on the last business day of such calendar year; (2) as to the Principal Account of such Trust: the dates of disposition of any Bonds and the net proceeds received therefrom (including any earned original issue discount but excluding any portion representing interest, the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds, and for redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year;
(5) amounts actually distributed during such calendar year from the Interest Account of such Trust and from the Principal Account of such Trust, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding; and (6) determinations made by the Trustee regarding Federal or state tax law. The Trustee shall keep available for inspection by Unit holders of a Trust at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the respective Trust portfolio and a copy of the Trust Agreement for the Trust.

Redemption

Tender of Units

While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, NY 10268, upon payment of any relevant tax. At the present time there are not specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.

Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until Certificates representing such Units have been delivered to the Trustee by the person seeking redemption. See "Rights of Unit Holders-Certificates." Unit holders must sign exactly as their names appear on the face of the Certificate with signature(s) guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator, or certificates of corporate authority. Within three business days following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the applicable Redemption Price per Unit computed as of the Evaluation Time set forth under "Summary of Essential Financial Information" in
Part I as of the next subsequent Evaluation Time. See "Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the Evaluation Time on the New York Stock Exchange, Inc., the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the applicable Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the applicable Redemption Price, see "Purchase by the Sponsors of Units Tendered for Redemption."

Accrued interest paid on redemption shall be withdrawn from the Interest Account of the applicable Trust, or, if the balance therein is insufficient, from the Principal Account of the applicable Trust. All other amounts paid on redemption will be withdrawn from the Principal Account of the applicable Trust. The Trustee is empowered to sell Bonds from a Trust in order to make funds available for redemption of Units of such Trust. When and to the extent Bonds are sold from a Trust, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. If the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the applicable Trust on an insured basis. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the applicable Trust on an uninsured basis since the insurance obtained by a Trust covers the timely payment of principal and interest, when due, on the Bonds only while such Bonds are held in and owned by such Trust. If the Trustee does not obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from a Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in such Trust will tend to diminish. See "Sponsors-Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the applicable Redemption Price per Unit for any period during which the New York Stock Exchange, Inc. is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Because insurance obtained by a Trust terminates as to Bonds therein which are sold by the Trustee, and because the insurance obtained by such Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units thereof, under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders of the affected Trust to redeem their Units if a significant portion of the Bonds in such Trust portfolio are Defaulted Bonds. No assurance can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of a Trust's insurance on Defaulted Bonds.

Computation of Redemption Price per Unit

The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of the Prospectus of such Trust. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of the following: (1) the aggregate value of the Bonds in a Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in a Trust, and (3) accrued and unpaid interest on the Bonds in a Trust as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of record of such Trust as of a date prior to the evaluation. The Evaluator may determine the value of the Bonds in a Trust (1) on the basis of current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable bonds,
(3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit of a Trust no value will be assigned to the portfolio insurance obtained by such Trust on the Bonds in such Trust unless such Bonds are in default in payment of principal or interest or, in the opinion of the Sponsors, are in significant risk of default. On the other hand, Pre-insured Bonds are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by a Trust, see "Public Offering-Offering Price."

Purchase by the Sponsors of Units Tendered for Redemption

The Trust Agreement for each Trust requires that the Trustee notify the Sponsors of any tender of Units of a Trust for redemption. So long as the Sponsors are maintaining a secondary market in the Units of such Trust, the Sponsors, prior to the close of business on the second business day following tender, may purchase any such Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the applicable Redemption Price on the date of tender. Payment for such Units shall be made not later than the day on which the Units would otherwise have been redeemed by the Trustee. See "Public Offering-Markets for Units." Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, but may receive accrued interest from the Sponsors' date of purchase. The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-Offering Price." Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units. See "Public Offering-Distribution of Units."

                                SPONSORS

J. C. Bradford & Co. ("Bradford"), a Tennessee limited partnership formed in 1927, is among the largest investment banking firms headquartered in the Southeast. Since its founding on May 21, 1927, the firm has grown to over seventy-five offices in fifteen states with over 600 brokers. Bradford offers a full line of investment products and services for individual and institutional investors. In addition, the firm provides a complete range of services to corporate and municipal clients through its Public and Corporate Finance Departments. Bradford is a member of the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, the Philadelphia Stock Exchange, the Midwest Stock Exchange, the Chicago Board of Options Exchange and the National Association of Securities Dealers, Inc. The principal offices of Bradford are located at 330 Commerce Street, Nashville, TN 37201.

Glickenhaus & Co. ("Glickenhaus"), a New York limited partnership organized in 1961, is engaged in the underwriting and securities brokerage business, and is in the investment advisory business. It is a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive series of Empire State Municipal Exempt Trust (including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3), Empire State Municipal Exempt Trust, Guaranteed Series and Empire State Municipal Exempt Trust, Maximus Series. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located 6 East 43rd Street, New York, NY 10017.

Raymond James & Associates, Inc. ("Raymond James"), a Florida corporation, along with its affiliates Investment Management & Research, Inc. and Robert Thomas Securities, Inc. services clients through nearly 2000 account executives in approximately 650 offices from coast-to-coast. A wholly-owned subsidiary of Raymond James Financial Inc. (NYSE-
RJF), Raymond James, the successor to the business of Robert A. James Investments, Inc. was originally founded in 1962 to provide financial planning services to investors. Raymond James is a member of the New York, American and Philadelphia Stock Exchanges, as well as the Chicago Board of Options Exchange. The principal offices of Raymond James are located at 880 Carillon Parkway, P.O. Box 12749, St. Petersburg, FL 33733-2749.

At March 31, 1997, the total partners' capital of Bradford was $129,931,726 (unaudited); at March 31, 1997, the total partners' capital of Glickenhaus was $144,052,228 (unaudited); and at September 27, 1996, the stock equity of Raymond James was $326,632,000 (audited). The foregoing information with regard to the Sponsors relates to the Sponsors only, an not to this series of MINT Group. Such information is included only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations. More comprehensive financial information can be obtained upon request from any Sponsor.

Limitations on Liability

The Sponsors are liable for the performance of their obligations arising from their responsibilities under the Trust Agreement for each Trust, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment and will not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties. See "The Trusts-Portfolio and "Sponsors-Responsibility."

Responsibility

The Trustee shall sell, for the purposes of redeeming Units of a Trust tendered by any Unit holder and for paying expenses of such Trust for which funds are not available, such of the Bonds in such Trust in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold from a Trust which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in such Trust portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in such Trust's portfolio will tend to diminish. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders of a Trust or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds from such Trust for which value has been attributed for the insurance obtained by such Trust. Because of such restrictions on the Trustee under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders of the affected Trust to redeem their Units. See "Rights of Unit Holders-Redemption." The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Bonds in a Trust to issue new obligations in exchange and substitution for any such Bonds pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Bonds or in the opinion of the Sponsors the issuer will probably default in respect to such Bonds in the foreseeable future.

Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement for such Trust to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds of a Trust, the Trustee is required to give notice thereof to each Unit holder of such Trust, identifying the obligations eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially therein is prohibited.

If any default in the payment of principal or interest on any Bond in a Trust occurs and no provision for payment is made therefor, either pursuant to the portfolio insurance obtained by such Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bonds within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and determine whether to obtain Permanent Insurance with respect thereto and not be liable for any depreciation or loss thereby incurred. See "The Trust-Insurance on the Bonds."

The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders thereof. The proceeds from any such sales will be credited to the Principal Account of the affected Trust for distribution to the Unit holders thereof.

Notwithstanding the foregoing in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by a Trust is applicable only while Bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation prior to the related Mandatory Termination Date set forth in Part I of the related Prospectus under "Summary of Essential Financial Information," it will not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds in a Trust if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders of the affected Trust, including, but not limited to, situations in which Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination of the applicable Trust. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds not disposed of at the applicable date of termination will ultimately be distributed to Unit holders of record of the applicable Trust as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee.

Agent for the Sponsors

Bradford has been appointed by the other Sponsors as agent for purposes of taking action under each Trust Agreement (the "Agent"). If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreements, then the Agent for Sponsors shall act as their attorney-in-fact with respect to such action. The Sponsors appointing the Agent as attorney-in-fact may, by unanimous consent, appoint another Sponsor attorney-in-fact. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or has its affairs taken over by public authorities or revokes its power of attorney to the Agent without the appointment of a successor agent, that Sponsor is automatically discharged under the Trust Agreements and the other Sponsors act as the Sponsors.

Resignation

Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under a Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate such Trust Agreement and liquidate such Trust.

                                 TRUSTEE

The Trustee is The Bank of New York, a trust organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, NY 10286 (800) 848-6468. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The duties of the Trustee are primarily administrative in nature.

The Trustee must be a banking corporation organized under the laws of the United States or any state and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The Trustee did not participate in the selection of securities for the portfolio of the Trust.

Limitations on Liability

The Trustee shall not be liable or responsible in any way for depreciation of loss incurred by reason of the disposition of any moneys, Bonds or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trusts-Portfolios."

Responsibility

For information relating to the responsibilities of the Trustee under the Trust Agreement relating to a Trust, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors-
Responsibility" and "Sponsors-Resignation."

Resignation

By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement for each Trust. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                EVALUATOR

Both during and after the initial offering period, the Evaluator is Muller Data Corporation with main offices located at 395 Hudson Street, New York, New York, 10014-3622. The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under a Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or

Unit holders of the related Trust for errors in judgment. The Evaluator may be liable in cases of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trust Agreement for each Trust requires the Evaluator to evaluate the Bonds on the basis of their bid prices on each business day after the initial offering period, when any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Bonds in a Trust on the basis of their offering prices, see "Public Offering-Offering Price." The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee will do their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

            AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

The Sponsors and the Trustee have the power to amend a Trust Agreement for a particular Trust without the consent of any of the Unit holders thereof when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of such Trust Agreement which may be defective or inconsistent with any other provision contained therein, or
(2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement for a particular Trust with the consent of the holders of Certificates evidencing 66 2/3% of the Units thereof then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder thereof without the consent of such Unit holder or reduce the percentage of Units of such Trust required to consent to any such amendment without the consent of all the Unit holders of such Trust. In no event shall a Trust Agreement be amended to increase the number of Units insurable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in such Trust, except in accordance with the provisions of such Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the affected Trust of the substance of such amendment.

A Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Bonds in such Trust. Each trust may be liquidated by the written consent of 66 2/3% of the Unit holders of such Trust or by the Trustee when the value of such Trust, as shown by any evaluation, is less than $2,000,000 or less than 20% of the aggregate principal amount of the Bonds deposited in the Trust during the primary offering period, whichever is lower, or in the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by the Underwriters, including the Sponsors. If a Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriters, the Sponsors will refund to purchasers of Units of such Trust the entire sales charge paid by such purchaser. In no event, however, may a Trust continue beyond the Mandatory Termination Date relating thereto as set forth in Part I of the Prospectus for such Trust under the "Summary of Essential Information"; provided however, that prior to such Mandatory Termination Date, the Trustee shall not dispose of any Bonds in such Trust if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders thereof. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to all Unit holders of the affected Trust. Within a reasonable period after termination of a Trust, the Trustee will sell any remaining Bonds therein, and, after paying all expenses and charges incurred by such Trust, will distribute to each Unit holder thereof, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of such Trust.

                             LEGAL OPINIONS

Certain legal matters have been passed upon by Chapman and Cutler, 111
W. Monroe, Chicago, IL 60603, as special counsel for the Sponsors, and Kroll & Tract, 520 Madison Avenue, New York, NY 10022, acting as counsel for the Trustee.

                                 EXPERTS

The financial statements, including the portfolio of each Trust appearing in Part One of the Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing therein, and in the Registration
Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                       DESCRIPTION OF BOND RATINGS

Standard & Poor's: A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of provisions of the obligation; and

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or hanging circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

NR-Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's Investors Service: A brief description of the applicable Moody's Investors Service rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have few speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterized bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Con. (- - -)-Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operating experience, rentals which begin when the facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa, A-1, and Baa-1 which are described above, in its municipal bond rating system.

This Prospectus contains information concerning the Trusts and the sponsors, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which each Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts or the Sponsors. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

                                  INDEX

The Trusts                                                      1

Tax Status                                                     12

Certain Considerations                                         17

Public Offering                                                21

Rights of Unit Holders                                         22

Sponsors                                                       27

Trustee                                                        30

Evaluator                                                      30

Amendment and Termination of the Trust Agreement               31

Legal Opinions                                                 31

Experts                                                        32

Description of Bond Ratings                                    32

       PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

These Post-Effective Amendments to the Registration Statement on Form S-6 comprise the following papers and documents:

(i)  The facing sheet on Form S-6
     The Cross-Reference Sheet (previously filed)
     The Prospectus
     Signatures

(ii) Written Consent of the following persons:
     Brown & Wood (previously filed)
     Ernst & Young LLP

Summary of Essential Financial Information                    A-2

Report of Independent Auditors Relating to the Trust          A-4

Statement of Net Assets                                       A-7

Portfolio Information                                        A-10

                              MINT Group 11

                              By:  J. C. BRADFORD & CO.
                                                                (Sponsor)


                              By        J. Ronald Scott
                                  (J. Ronald Scott, a General
                                      Partner)

     Pursuant to the requirements of the Securities Act of  1933,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities and on the dates indicated.

     SIGNATURE               TITLE                 DATE

    JAMES AVENT*        General Partner
_______________________
   (James Avent)

J.C. BRADFORD, JR.*     General Partner
_______________________
(J.C. Bradford, Jr.)

   BOB DOOLITTLE*       General Partner
_______________________
  (Bob Doolittle)

     ALAN ERB*          General Partner
_______________________
     (Alan Erb)

   R.R. HARNESS*        General Partner
_______________________
   (R.R. Harness)

 R. MURRAY HATCHER*     General Partner
_______________________
(R. Murray Hatcher)

 MITCHELL JOHNSON*      General Partner
_______________________
 (Mitchell Johnson)

  C. TAXON MALOTT*      General Partner
_______________________
 (C. Taxon Malott)
     SIGNATURE               TITLE                 DATE

   BARRY POLSTON*       General Partner
_______________________
  (Barry Polston)

    VICTOR PTAK*        General Partner
_______________________
   (Victor Ptak)

  ALTON ROSS, JR.*      General Partner
_______________________
 (Alton Ross, Jr.)
                        General Partner  July 31, 1997
    J. Ronald Scott
 (J. Ronald Scott)

   MICHAEL SHEA*        General Partner
_______________________
   (Michael Shea)

  W. LUCAS SIMONS*      General Partner
_______________________
 (W. Lucas Simons)

    PARK SMITH*         General Partner
_______________________
    (Park Smith)

 FRANK V. VENABLE, JR.* General Partner
_______________________
(Frank V. Venable, Jr.)

*By:   J. Ronald Scott                   July 31, 1997
   (J. Ronald Scott,
  Attorney-in-Fact)
                              MINT Group 11

                              By:  GLICKENHAUS & CO.
                                                                (Sponsor)


                              By       Brian Laux
                                (Brian Laux, Attorney-in-Fact)

     Pursuant to the requirements of the Securities Act of  1933,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities and on the dates indicated.

     SIGNATURE               TITLE                   DATE

  ROBERT SANTORO*       General Partner
_______________________
  (Robert Santoro)

  ALFRED FEINMAN*       General Partner
_______________________
  (Alfred Feinman)

  SETH M. GLICKENHAUS*  General Partner
_______________________
(Seth M. Glickenhaus)

  STEVEN B. GREEN*      General Partner
_______________________
 (Steven B. Green)

  ARTHUR WINSTON*       General Partner

  (Arthur Winston)

*By   Brian Laux                         July 31, 1997
    (Brian Laux,
 Attorney-in-Fact)
                              MINT Group 11

                              By:  RAYMOND JAMES & ASSOCIATES,
                                INC.
                                                                (Sponsor)


                              By   Richard K. Johnson
                                  (Richard K. Johnson,
                                     Senior Vice President)

     Pursuant to the requirements of the Securities Act of  1933,
this  Registration  Statement  has  been  signed  below  by   the
following persons in the capacities and on the dates indicated.

     SIGNATURE                  TITLE                DATE


 THOMAS S. FRANKE*    President and Director
_______________________
 (Thomas S. Franke)

  THOMAS A. JAMES*           Director
_______________________
 (Thomas A. James)

                      Senior Vice President
                           of Finance,
   LYNN PIPPENGER     Secretary and Director July 31, 1997
_______________________
  (Lynn Pippenger)

  ROBERT F. SHUCK*           Director
_______________________
 (Robert F. Shuck)

   DENNIS W. ZANK
                             Director
  (Dennis W. Zank)

*By  Richard K. Johnson                       July 31, 1997
   (Richard K. Johnson,
    Attorney-in-Fact)


                     CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 30, 1997, in this Post-Effective Amendment to the Registration Statement and related Prospectus of The Municipal Insured National Trust Series 44 and Balanced Maturity Trust Series 1 dated July 31, 1997.


                                         ERNST & YOUNG, LLP


Chicago, Illinois
July 30, 1997